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                                                               EXHIBIT 10(b)(i)


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                                 AMENDMENT NO. 1
                                       TO
                              EMPLOYMENT AGREEMENT



      This AMENDMENT, dated as of February 10, 1997, is between VIROLOGIX CORPORATION, a Delaware corporation (with its successors and assigns, referred to as the "Corporation"), and Joshua D. Schein (referred to as "Schein").



      The Employment Agreement between the Corporation and Schein, dated as of January 1, 1996 (the "Agreement"), is hereby amended as follows:



            1. The first sentence of the Preliminary Statement shall be replaced with the following sentence:



                  "Schein is now employed as an Executive Vice President of the Corporation."



            2. The first sentence of Section 2 of the Agreement shall be replaced with the following sentence:



                  "During the Term, Schein shall serve as an Executive President of the Corporation."



      The Agreement shall remain the same in all other respects.



      IN WITNESS WHEREOF, the parties hereto have executed this AMENDMENT as of the date first written above.





                              /s/ Joshua D. Schein
                              __________________________________
                              Dr. Joshua D. Schein




                              VIROLOGIX CORPORATION




                              By:   /s/ Judson A. Cooper
                                    _____________________________
                                    Judson A. Cooper, Chief Financial Officer



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